UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2009

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

VOTING RESULTS OF 2009 ANNUAL MEETING OF SHAREHOLDERS

The 2009 Annual Meeting of Shareholders of Harris Corporation (the "Company") was held on October 23, 2009. A total of 113,307,681 (or approximately 87%) of the Company’s shares issued, outstanding and entitled to be voted at the 2009 Annual Meeting of Shareholders were represented in person or by proxy at the meeting. Set forth below are the voting results for the matters voted on at the 2009 Annual Meeting of Shareholders.

(1) Proposal 1 – Election of Directors: Election of four nominees to the Company’s Board of Directors for a one-year term expiring at the 2010 Annual Meeting of Shareholders, or until their successors are elected and qualified:

Nominee:
Terry D. Growcock:
• For: 110,974,783
• Against: 2,027,081
• Abstain: 305,817

Leslie F. Kenne:
• For: 112,058,107
• Against: 908,164
• Abstain: 341,410

David B. Rickard:
• For: 112,039,708
• Against: 931,901
• Abstain: 336,072

Gregory T. Swienton:
• For: 111,561,037
• Against: 1,409,896
• Abstain: 336,748

Each nominee for a one-year term was elected by the Company’s shareholders, as recommended by the Company’s Board of Directors.

Additionally, the three-year terms of the following previously elected directors continued after the 2009 Annual Meeting of Shareholders:

Thomas A. Dattilo
Lewis Hay III
Karen Katen
Stephen P. Kaufman
Howard L. Lance
Dr. James C. Stoffel
Hansel E. Tookes II

The classes of previously elected directors whose three-year terms are due to expire at the 2010 Annual Meeting of Shareholders and at the 2011 Annual Meeting of Shareholders will continue to hold office until the end of the terms for which they have been elected and may stand for election for one-year terms thereafter. Commencing at the 2011 Annual Meeting of Shareholders, all directors will be elected on an annual basis.

(2) Proposal 2 – Ratification of Appointment of Independent Auditor: Ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 2, 2010:

• For: 109,543,515
• Against: 3,635,655
• Abstain: 128,511

Proposal 2 was approved by the Company’s shareholders, as recommended by the Company’s Board of Directors.

(3) Proposal 3 – Shareholder Proposal: Consideration of a shareholder proposal requesting approval of an amendment to the Company’s By-Laws to require an independent chairman of the board:

• For: 25,971,065
• Against: 75,401,745
• Abstain: 324,257
• Broker Non-Votes: 11,610,614

Proposal 3 was rejected by the Company’s shareholders, as recommended by the Company’s Board of Directors.

DESIGNATION OF LEAD INDEPENDENT DIRECTOR

As previously disclosed in the Company’s Proxy Statement for its 2009 Annual Meeting of Shareholders, the Company’s Board of Directors has evolved its leadership structure to include a Lead Independent Director position. The Company’s independent directors designate one of the Company’s independent Board members to serve as Lead Independent Director, a position that rotates annually among the chairpersons of each of the standing committees of the Company’s Board of Directors. On October 23, 2009, the Company’s independent directors designated Leslie F. Kenne, Chairperson of the Business Conduct and Corporate Responsibility Committee, to serve as Lead Independent Director for a term expiring immediately after the Company’s 2010 Annual Meeting of Shareholders, or until her successor is designated and qualified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

October 28, 2009	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, Associate General Counsel and Secretary